                     ************************************
                     * A Powerful Southeastern Presence *
                     ************************************


              [CP&L Logo]              [Florida Progress Corporation Logo]

Today's Presenters
--------------------------------------------------------------------------------

                             William Cavanaugh III
--------------------------------------------------------------------------------
                Chairman, President and Chief Executive Officer
                        Carolina Power & Light Company


                                Richard Korpan
--------------------------------------------------------------------------------
                Chairman, President and Chief Executive Officer
                         Florida Progress Corporation


                                Glenn E. Harder
--------------------------------------------------------------------------------
             Executive Vice President and Chief Financial Officer
                        Carolina Power & Light Company


[CP&L Logo]                                  [Florida Progress Corporation Logo]

Safe Harbor Language
--------------------------------------------------------------------------------
 . This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Securities Exchange Act of 1934; these forward-looking statements are subject to various risks and uncertainties.

 . Discussion of factors that could cause actual results to differ materially from management projections, forecasts, estimates and expectations may include factors that are beyond the companies' ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and the actions of Federal and state regulators.

 . Other factors include, but are not limited to, actions in the financial markets, weather conditions, economic conditions in the two companies' service territories, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties.

 . Other risk factors are detailed from time to time in the two companies' SEC reports.

 . The press release also contains further discussion of factors affecting the companies.


[CP&L Logo]                                  [Florida Progress Corporation Logo]

                        ******************************
                        *         Overview           *
                        ******************************

Key Transaction Terms
--------------------------------------------------------------------------------
Offer Price:                 $54 per Florida Progress share

Premium to FPC:              30%, based upon 20-day average
                             closing price ending 8/20/99

Total Transaction Value:     $8.0 billion, including the assumption
                             of  $2.7 billion of Florida Progress
                             net debt and preferred

Consideration:               65% Cash, 35% Common Stock of
                             CP&L Holdings (subject to proration
                             and collar)

Governance:                  14 Board members
                             --10 from CP&L
                             --4 from Florida Progress

[CP&L Logo]                                  [Florida Progress Corporation Logo]

Two High-Quality Energy Companies
--------------------------------------------------------------------------------
Dollars in Millions

                                      CP&L         Florida Progress
                                     -------       ----------------
Market Value                         $ 6,000       $          4,400
Enterprise Value                     $ 9,120       $          7,130
Total Assets                         $ 8,863       $          6,302
1998 Revenues                        $ 3,130       $          3,620
1998 EBIT                            $   898       $            600
1998 Net Income                      $   399       $            282
Generation Capacity (MWs)             10,288                  8,232
Customers (000's)                      1,400                  1,300

[CP&L Logo]                                  [Florida Progress Corporation Logo]

Combination Creates
One of the Largest Energy Companies
--------------------------------------------------------------------------------

                                 CP&L       U.S.        New       U.S.
                              Standalone  Ranking     Company   Ranking
                             ------------ -------  ------------ -------
Equity Market Value          $  6 Billion      18  $  8 Billion      13
Total Assets                 $  9 Billion      24  $ 15 Billion      14
Generation Capacity (MWs)       10,228 MW      17     18,520 MW       9
Customers                     1.4 Million      25   2.7 Million      16

[CP&L Logo]                                  [Florida Progress Corporation Logo]

Combined -
A Super Regional Powerhouse
--------------------------------------------------------------------------------

Highlights
----------

 .  $6.7 billion total revenues

 .  $15.2 billion total assets      [Map of Southeastern United States with CP&L
                                   and Florida Progress Corporation market areas highlighted county-by-county]

 .  18,520 MWs power generation

 .  2.7 million customers

 .  7-8% EPS growth


[CP&L Logo]                             [Florida Progress Corporation Logo]

A Strategically Sound Transaction
--------------------------------------------------------------------------------

 .  Two strong companies

 .  High-growth region

 .  Significant scale

 .  Greater access to competitive markets

 .  Constructive regulatory environments


[CP&L Logo]                                [Florida Progress Corporation Logo]

Financial Benefits
--------------------------------------------------------------------------------

 .  Accretive
   -- Annual synergies of $100-$175 million

 .  Platform for growth
   -- Earnings growth of 7-8%
   -- Improved cash flow

 .  Secure dividend

 .  Favorable risk/return opportunity


[CP&L Logo]                                 [Florida Progress Corporation Logo]

Strengthing the Foundation for Growth
--------------------------------------------------------------------------------

 . Superior financial performance
  -- Top-line revenue growth
  -- Focused cost management

 . Core strengths
  -- Generation assets and wholesale marketing
  -- Distribution of electricity and natural gas

 . Regulatory transition for shareholders

 . Enhance profitability through non-regulated business
  -- Domestic investments
  -- Focused diversification


[CP&L Logo]                                 [Florida Progress Corporation Logo]

Continued Focus on
Maximizing Shareholder Value
--------------------------------------------------------------------------------


[Bar Chart showing Total Return (%) over 3-Year, 5-Year and 10-Year periods for
 CP&L, Florida Progress and S&P Electrics as indicated in the following table]

                    3-Year   5-Year   10-Year
                    -------  -------  --------
Carolina P&L          16.5%    15.4%     16.2%
Florida Progress      16.0%    13.3%     14.2%
S&P Electrics         13.2%    10.6%     13.4%


[CP&L Logo]                       [Florida Progress Corporation Logo]

                   *************************************
                   * A Powerful Southeastern Presence  *
                   *************************************



  [CP&L Logo]                             [Florida Progress Corporation Logo]

                    *************************************
                    *           A Profile of the        *
                    *              New Company          *
                    *************************************

Favorable Customer Mix
--------------------------------------------------------------------------------
Revenues by Customer Class

[Pie Charts showing revenues by Customer Class as indicated in the following table]

                   Carolina Power & Light   Florida Progress     New Company
                   -----------------------  -----------------    -----------
Residential                 33%                  54%                42%
Commercial                  21%                  23%                22%
Industrial                  23%                   8%                16%
Wholesale/Other             23%                  15%                20%

Source:  1998 10-Ks and Annual Reports

          [CP&L Logo]            [Florida Progress Corporation Logo]

Balanced Generation Portfolio
--------------------------------------------------------------------------------
Instralled Capacity

  [Pie Charts showing Installed Capacity as indicated in the following table]


           Carolina Power & Light   Florida Progress   New Company
           -----------------------  -----------------  ------------
Total            10,228 MWs          8,232 MWs           18,520 MWs
Nuclear              31%                 9%                  21%
Coal                 52%                28%                  41%
Gas/Oil              15%                63%                  37%
Hydro                 2%                 0%                   1%

Source:  1998 10-Ks and Annual Reports


    [CP&L Logo]                        [Florida Progress Corporation Logo]

A Strong Commitment to Nuclear Excellence
--------------------------------------------------------------------------------

                                                1998             License
     Facility              Megawatts        Capacity Factor     Expiration
     --------              ---------        ---------------     ----------
     Robinson #2              683                92%              2010
     Harris                   860                89%              2026
     Brunswick #1             820                89%              2016
     Brunswick #2             811                98%              2014
     Crystal River            835                90%              2016

Recent Highlights
-----------------

 . Carolina Power & Light's nuclear plants set a combined generation record for the fifth consecutive year; during that time, O&M costs have been lowered by one-third

 . Carolina Power & Light's plants have consistently been rated among the industry leaders in terms of plant safety

 . Crystal River nuclear unit has produced more than 100% of its rated capacity since its restart in February 1998

    [CP&L Logo]                         [Florida Progress Corporation Logo]

Attractive Non-Regulated Businesses
--------------------------------------------------------------------------------

   [Logos of Progress Rail Services, Memco Barge Lines, Inc., Strategic Resource
    Solutions, Interpath Communications Inc., Progress Telecommunications Corporation and Electric Fuels Corporation]

          [CP&L Logo]            [Florida Progress Corporation Logo]

                     *************************************
                     *         Financial Terms           *
                     *          and Benefits             *
                     *************************************

Key Transaction Terms
-------------------------------------------------------------------------------

Offer Price:                       $54 per Florida Progress share

Premium to FPC:                    30%, based upon 20-day average
                                   closing price ending 8/20/99

Total Transaction Value:           $8.0 billion, including the assumption
                                   of  $2.7 billion of Florida Progress
                                   net debt and preferred

Consideration:                     65% Cash, 35% Common Stock of CP&L Holdings
                                   Taxable to Florida Progress Shareholders

Collar:                            Fixed Value at CP&L prices of $37.13
                                   to $45.39 per share

Accounting Treatment:              Purchase

Timing:                            Expected to close within 12 months

Regulatory Approvals:              SEC, FERC, NRC

                                   NC and SC state approvals required to
                                   form holding company



          [CP&L Logo]                        [Florida Progress Corporation Logo]

Regulatory Approvals/Filings
----------------------------------------------------------------------------
Two Steps

          Holding Company Formation     Merger Approval
              *  SEC                    *  CP&L and
              *  FERC                      FPC Shareholders
              *  NRC                    *  SEC
              *  NCUC                   *  FERC
              *  SCPSC                  *  NRC
                                        *  Dept. of Justice
                                        *  NCUC/SCPSC/FPSC,
                                           as required

              Early 2000                Within 12 Months


          [CP&L Logo]                    [Florida Progress Corporation Logo]

Commitment to Credit Quality
------------------------------------------------------------------------------
 .    Establish a holding company with a funding subsidiary

 .    Access debt capital markets for acquisition financing
     -- Expected holding company debt rating of BBB+

 .    Maintain current Carolina Power & Light and Florida Power utility ratings

 .    Reduce leverage over time to strengthen holding company ratings
     -- Utilize hybrid preferred securities

     [Graph showing projected FFO/Total Interest Expense from 2001 to 2004]

        [Graph showing projected Debt/Capitalization from 2001 to 2004]


          [CP&L Logo]                   [Florida Progress Corporation Logo]

$100 - $175 Million of Annual Synergies
--------------------------------------------------------------------------------
     [Pie Chart showing Annual Synergies and represented in the following table]

     Description      Percent
     -----------      -------
   Shared Services       44%
   Energy Supply         20%
   Revenue Synergies     14%
   Energy Delivery       14%
   Retail                 8%


          [CP&L Logo]                 [Florida Progress Corporation Logo]

Pro Forma Earnings Impact Scenario
--------------------------------------------------------------------------------
Dollars in Millions, Except per Share Data

                                                              2001   2002
                                                              ----   ----
CP&L Standalone Estimated Net Income (1)                      $523   $547

FPC Standalone Net Income (1)                                  338    355
   CP&L Incremental After-Tax Interest Expense (@7.50%)       (160)  (158)
   Goodwill                                                    (83)   (83)

Assumed Annual Synergies to Shareholders (Net of Tax) (2)       60     70
                                                                --     --

Pro Forma Net Income                                          $678   $731
                                                              ----   ----
   Average Fully Diluted Pro Forma Shares Outst. (mm)          199    199

Pro Forma Fully Diluted EPS                                  $3.41  $3.67
   CP&L Standalone Fully Diluted EPS                         $3.40  $3.56
   Accretion ($)                                             $0.01  $0.11
   Accretion (%)                                             --       3.1%

(1) Based on Merrill Lynch Research and assumes EPS growth rates of 4.8% for CP&L and 5.5% for FPC.
(2)  Assumes the recognition of a full year of synergies.


          [CP&L Logo]                      [Florida Progress Corporation Logo]

                         ******************************
                         *         Conclusions        *
                         ******************************

A Compelling Combination
--------------------------------------------------------------------------------

 .   Achieves goal of becoming a super regional utility

 .   Asset-based regionally focused strategy

 .   Conservative synergies lead to accretion in first full year

 .   Outstanding platform to deliver accelerated earnings growth


          [CP&L Logo]                   [Florida Progress Corporation Logo]

                     *************************************
                     *  A Powerful Southeastern Presence *
                     *************************************



          [CP&L Logo]                        [Florida Progress Corporation Logo]